[USAA EAGLE LOGO (R)]
USAA GROWTH AND TAX STRATEGY FUND
SUPPLEMENT DATED AUGUST 10, 2015
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2014

This Supplement updates certain information contained in the above-dated prospectus for the USAA Growth and Tax Strategy Fund (the Fund). Please review this important information carefully.

Effective August 7, 2015, Diederik Olijslager, Executive Director and Associate Portfolio Manager for the Fund, resigned from USAA. John Bonnell will continue to execute the investment strategy for the Fund.

The reference to Mr. Olijslager found on page 7 of the Fund's prospectus is hereby deleted.

The reference to Mr. Olijslager found on page 23 of the Fund's prospectus is hereby deleted.

98402-0815